UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2013

Roundy’s, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35422	27-2337996
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

(Address of Principal executive offices, including Zip Code)

(414) 231-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 9, 2013, Roundy’s, Inc. (“RNDY”) issued a press release announcing financial information for its first quarter ended March 30, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01 Other Events

On May 9, 2013, the Company announced that its board of directors declared a quarterly dividend of $0.12 per common share. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1	Press Release, dated May 9, 2013

Exhibit 99.2	Press Release, dated May 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROUNDY’S, INC.

/s/ EDWARD G. KITZ
Date: May 9, 2013	Name:	Edward G. Kitz
	Title:	Group Vice President — Legal, Risk &
Treasury and Corporate Secretary

Exhibit No.	Description of Exhibit

99.1	Press Release, dated May 9, 2013

99.2	Press Release, dated May 9, 2013

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